EXHIBIT 99.1

No. 1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED OR QUALIFIED THEREUNDER OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE.


THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF CERTAIN SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO EXTENT PROVIDED IN, THAT CERTAIN SUBORDINATION AGREEMENT DATED MARCH 6, 1997 AMONG, NATIONSBANK, N.A. (SOUTH), SEROLOGICALS CORPORATION, AND CERTAIN OTHER PARTIES. ANY HOLDER OF THIS INSTRUMENT SHALL BE DEEMED TO BE BOUND BY, AND SUBJECT TO, THE TERMS OF THE SUBORDINATION AGREEMENT.

                                  PROMISSORY NOTE


$4,000,000                                       Atlanta, Georgia

                                                    March 7, 1997


FOR VALUE RECEIVED, SEROLOGICALS CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to Rodney L. Savoy, ("Payee"), 105 Chapel Drive, Lafayette, Louisiana 70506, the principal sum of Four Million Dollars ($4,000,000), on the dates and in the amounts hereinafter set forth. This Promissory Note is issued pursuant to the Purchase Agreement, dated as the date hereof, among the Company and the Buyers and Sellers named therein (the "Purchase Agreement"). Capitalized terms used but not defined shall have the respective meanings ascribed to them in the Purchase Agreement. This Promissory Note is hereinafter referred to as this "Note."

1. Principal and Maturity Date. The principal amount of this Note shall be due and payable on March 7, 2002 (the "Maturity Date").

2. Interest. The outstanding principal amount of this Note shall bear interest at the per annum rate of four and one-half percent (4.50%) through the earlier of the date of repayment, conversion or March 7, 2000 (the "Interest Termination Date") (in each case computed on the basis of a 360 day year and actual days elapsed). Interest shall be payable each calendar quarter, in arrears, beginning on July 1, 1997, and on the first day of each calendar quarter thereafter (through the Interest Termination Date) and upon the Interest Termination Date, or the date of prepayment or conversion, if earlier.

3. Prepayment. This Note may be prepaid, in whole or in part, upon not less than thirty (30) days prior written notice from the Company to the Payee, at any time or from time to time commencing on March 7, 2000, without premium or penalty; provided, that this Note may be prepaid prior thereto if (i) the Company undertakes an underwritten public offering of securities, (ii) the prepayment of this Note is a prerequisite to a merger, sale of the Company or its assets, acquisition or similar transaction, or
    (iii) the Payee agrees in writing to an earlier prepayment. All prepayments made on this Note shall be applied first to the payment of all unpaid interest accrued on this Note, and then to the outstanding and unpaid principal amount of this Note as of the date of the payment. The amount of interest payable as part of each quarterly payment of interest shall be adjusted to reflect any prepayment of principal made prior to the due date of such quarterly payment of interest. Prepayment, in whole or in part, shall be noted in the accounting records of the Company.

4. General Payment Provisions. All payments or prepayments of principal and interest and other sums due pursuant to this Note shall be made by check payable to the Payee at the address set forth above or at such other address as Payee shall have previously designated to the Company in writing not later than two Business Days (as defined below) prior to the date on which such payment becomes due.

    If the due date of any payment under this Note would otherwise fall on a day which is not a Business Day, such date will be extended to the immediately succeeding Business Day and interest shall be payable at the rate set forth herein for the period of the extension. The term "Business Day" shall mean any day on which commercial banks in the State of New York are not authorized or required to close.

5.  Conversion; Repayment.

    (a) Conversion/Repayment and Conversion Price. The Payee may, subject to the terms and conditions of this Section 5, beginning (i) on March 7, 1998, with respect to one-third of the original principal amount of this Note, (ii) on March 7, 1999 with respect to two-thirds of the original principal amount of this Note and (iii) on March 7, 2000 with respect to the remainder of this Note, exercise its right to (x) convert this Note to Common Stock by delivering a duly executed notice, in the form substantially similar to Exhibit A hereto, of such intention to the Company (the "Conversion Notice") or (y) have this Note repaid by delivering a duly executed notice, in the form substantially similar to Exhibit B hereto, of such intention to the Company; provided, however, that if there shall be an offset against this Note under the Purchase Agreement, the amount of such offset shall also be deducted from the amount of this Note which may be converted or repaid at all applicable times by the holder, and, provided further, that if, and to the extent, this Note or any portion thereof is called for prepayment, the holder may exercise its right to convert to Common Stock such portion of this Note as was called for prepayment by delivering a Conversion Notice. The Payee shall have the right, subject to the terms and conditions of this Section 5 (including, but not limited to, the periods during which portions of this Note are convertible or repayable as set forth in the preceding sentence), to, no more frequently than twice per annum in the aggregate, (a) convert the principal amount then outstanding under this Note (the "Note Amount"), or any portion thereof which is not less than $100,000 (or such lesser amount as may then be outstanding under the Note), into that number of fully-paid and nonassessable shares of Common Stock (the "Conversion Shares"), obtained by dividing the Note Amount or such portion thereof presented for conversion by the Conversion Price or (b) have repaid at par the Note Amount, or any portion thereof which is not less than $100,000 (or such lesser amount as may then be outstanding under the Note). The "Conversion Price" shall initially be $18.76 per share. In the event of a stock split, reverse stock split or similar event affecting the capitalization of the Company, the Board of Directors of the Company shall adjust the Conversion
Price to appropriately reflect such event.

Upon a partial conversion or repayment of this Note, the Company shall execute and deliver to or on the order of the holder hereof, a new Note or Notes of authorized denominations in principal amount equal to the unconverted or unredeemed, as the case may be, portion of this Note.

    (b) Issuance of Common Stock on Conversion. In order to effect the conversion of this Note, the Payee shall deliver to the Company at its principal office, this Note and a duly executed Conversion Notice. The date upon which the Company receives the Conversion Notice, the Note and any other documentation required under this Section 5 of this Note or the Conversion Notice shall be referred to herein as the "Effective Date." Upon the Effective Date, this Note (or portion thereof) shall be deemed converted into shares of Common Stock in accordance with this Section 5, at which time the rights of the Payee with respect to this Note and the amount so converted shall cease and, subject to the following provisions of this paragraph, the person or persons entitled to receive the shares of Common Stock upon conversion of this Note (or portion thereof) shall be treated for all purposes as having become the record holder or holders of such Common Stock. As promptly as practicable after the Effective Date, the Company shall deliver or cause to be delivered to the Payee, at the address set forth above or at such other address as the Payee shall designate in writing, certificates representing the number of fully paid and nonassessable shares of Common Stock into which this Note (or portion thereof), shall be converted in accordance with the provisions of this Section 5. If this Note is called for prepayment it may be converted as provided herein up to and including the close of business on the business day preceding the date of prepayment.

No fractional shares of Common Stock shall be issued upon conversion of this Note (or portion thereof). In lieu of any fractional share of Common Stock which would otherwise be issuable upon conversion of this Note (or portion thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the Conversion Price.

    (c) Reserves. The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issue upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly and validly issued and fully paid and nonassessable. The Company shall from time to time, in accordance with applicable law, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of this Note at the time outstanding.

    (d) Taxes Upon Conversion. The issuance of certificates for shares of Common Stock upon the conversion of this Note shall be made without charge to the converting noteholder for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder of this Note; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of this Note, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid; and provided, further, that in no event shall the Company be required to pay or reimburse the holder for any income tax payable by such holder as a result of such issuance.

    (e) Legends. All certificates representing Conversion Shares shall bear a conspicuous legend stating in substance:

              "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED OR QUALIFIED THEREUNDER OR AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE."

The Company shall, upon the request of any holder of a stock certificate representing Conversion Shares and the surrender of such certificate, issue a new stock certificate without such legend if (i) the stock evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or (ii) such holder shall have delivered to the Company a legal opinion reasonably satisfactory to the Company to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

6. Offset of Principal. The Company is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any amounts owing from the Sellers to the Company, the Buyers or their affiliates which arise as a payment owing pursuant to the Purchase Agreement, including, without limitation, the provisions of Article I of the Purchase Agreement, or as indemnification obligations of the Sellers pursuant to Article X of the Purchase Agreement. Such amounts shall offset and reduce, first, the principal amount of this Note, then, interest on this Note; provided that with respect to any payment owing pursuant to Article I of the Purchase Agreement, the amount by which the principal amount of this Note shall be reduced shall be equal to the sum of (i) such payment and
    (ii) the amount of interest previously paid on this Note in excess of interest which would have been paid if the principal amount of this Note had been reduced by the amount of such payment on March 7, 1997. No offset pursuant to this Section 6 shall be deemed to be a prepayment of this Note. The rights of the Company under this Section 6 are in addition to other rights and remedies which the Company may have.

7. Subordination of Note. This Note is subject to the provisions of the Subordination Agreement, dated March 6, 1997, between NationsBank, N.A. (South), the Company and the Payee.

8. Events of Default. If one or more of the following events (an "Event of Default") shall occur and be continuing:

          (a) the Company shall default in the payment when due of any principal of or interest under this Note and such default shall continue unremedied for a period of 30 days after notice thereof to the Company by Payee; or

          (b) any material default by the Company in the performance of any of its covenants or agreements in this Note, and such default shall continue unremedied for a period of 30 days after notice thereof to the Company by Payee; or

          (c) the Company shall admit in writing its inability to, or be generally unable to, pay its debts as such debts generally become due; or

          (d) the Company shall (i) apply for or consent in writing to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under Title II of the United States Code (as now or hereafter in effect) (the "Bankruptcy Code"), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code, or
(vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (e) a proceeding or case shall be commenced, without the application or consent of the Company in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such entity or of all or any substantial part of its assets, or (iii) similar relief in respect of such entity, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against any such entity shall be entered in an involuntary case under the Bankruptcy Code;

          THEREUPON: (i) in the case of an Event of Default (other than an Event of Default referred to in clause (d) or (e) above), the Payee may, by notice to the Company, declare the principal amount then outstanding of, and the accrued interest on, this Note and all other amounts payable by the Company under this Note to be forthwith due and payable, whereupon such amount shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; (ii) in the case of the occurrence of an Event of Default referred to in clause (d) or (e) above, the principal amount then outstanding of, and the accrued interest on, this Note shall become automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company, and in any case Payee may take such action as is permitted to enforce its rights hereunder; (iii) the Company shall pay all of the expenses of the Payee incurred for the collection of this Note, including reasonable attorneys' fees and legal expenses; and
(iv) the Payee may exercise from time to time any rights and remedies available to it by law, including those available under any agreement or other instrument relating to the amounts owed under this Note. No delay on the part of the Payee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Payee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Payee may apply any funds received from the Company, in such manner and order of priority and against such payment obligations hereunder as Payee may determine.

           9. No Assignment. This Note may not be assigned by the Payee without the prior written consent of the Company.

          10. Governing Law. This Note shall be construed in accordance with, and governed by, the laws of the State of New York as applied to contracts made and to be performed entirely in the State of New York without regard to principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of Georgia or any federal court sitting in the State of Georgia for purposes of any suit, action or other proceeding arising out of this Note (and agrees not to commence any action, suit or proceedings relating hereto except in such courts). Each of the parties hereto agrees that service of any process, summons, notice or document by U.S. registered mail at its address set forth herein shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Note, which is brought by or against it, in the courts of the State of Georgia or any federal court sitting in the State of Georgia and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          11. Adjustment of Interest Rate. No provision of this Note shall require the payment of interest to the extent that receipt of any such payment by the Company would be contrary to the provisions of law applicable to the Company limiting the maximum amount of interest that may be charged to or collected from the Company, and if any sum in excess of such maximum rate of interest is paid or charged, the excess will be deemed to have been a prepayment of principal of this Note when paid, without premium or penalty, and all payments made thereafter will be appropriately applied to interest and principal to give effect to such maximum rate, and after such application any excess shall be immediately refunded to the Company.

          If the maximum rate of interest, if any, now permitted by law to be charged for this transaction is increased, then for so long as the increase is in effect, the applicable maximum rate permitted to be charged as referred to in the paragraph immediately preceding will be deemed to be such increased rate.
If the maximum rate of interest, if any, now permitted by law to be charged for this transaction should be eliminated so that there would be no maximum rate, then interest on this Note shall thereafter be paid at the rate provided in this Note.


                              SEROLOGICALS CORPORATION

                              By:  ______________________________
                                   Name:   Russel H. Plumb
                                   Title:  Vice President



                                    EXHIBIT A

                           [Form of Repayment Notice]


To Serologicals Corporation:


          The undersigned registered holder (the "Payee") of the Note in the principal amount indicated below and bearing the certificate number indicated below (the "Note"), hereby irrevocably exercises his right to call for repayment convert the principal amount of the Note indicated herein into shares of common stock, par value $.01 per share, of Serologicals Corporation (the "Company"), in accordance with the terms of the Note, and directs that the shares issuable and deliverable upon such conversion together with a check in payment for fractional shares, be issued and delivered to the Payee unless a different name has been indicated below. If shares are to be issued in the name of a person other than the Payee (such person being referred to as the "Transferee"), the Note must be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company and duly executed by the undersigned, and the undersigned will pay all transfer taxes payable with respect thereto. In addition, the Transferee must sign this notice. All capitalized terms used in this notice and not otherwise defined shall have the respective meanings ascribed to them in the Note.

          The Payee, or in the event a Transferee shall receive the Conversion Shares issued upon conversion of this Note, the Transferee, hereby represents and warrants to the Company that (i) he has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company, (ii) he is acquiring the Conversion Shares for his own account for investment and not with a view to, or for distribution or sale in connection with any public offering in violation of the Securities Act of 1933, as amended (the "Securities Act"), (iii) he understands that (x) the Conversion Shares will not have been registered for sale under the Securities Act or qualified under applicable state securities laws and may not be resold without registration under the Securities Act and qualification under any applicable state securities law (y) such Conversion Shares will be issued to him pursuant to one or more exemptions from the registration or qualification requirements of the Securities Act and that the representations and warranties contained herein are given with the intention that the Company may rely thereon for purposes of claiming such exemptions and (z) the Conversion Shares shall contain a legend substantially as set forth in Section 5(e) of the Note, (iv) he is an "accredited investor" as defined in Section 501 of Regulation D promulgated under the Securities Act, (v) he understands he must bear the economic risk of Conversion Shares issued upon conversion of the Note for an indefinite period of time as the Conversion Shares cannot be sold unless registered under the Securities Act and any other applicable state securities laws or sold in a transaction exempt from such registration thereunder and (vi) representatives of the Company have (x) fully and satisfactorily answered any questions which he deemed to ask concerning the Company and (y) furnished him with such additional information and documents regarding the Company as he has reasonably requested.

Principal amount of Note to be converted: $________________
Certificate Number of Note:  __


Print name, address (including zip code) and social security or other taxpayer identification number of the person in whose name the Common Stock will be issued:


_________________________________

_________________________________

_________________________________
                      (Zip Code)


_________________________________
Social Security or other
Taxpayer Identification
Number


Dated:___________________________       _______________________
                                        Signature of Noteholder


Dated:___________________________       _______________________
                                        Signature of Transferee


                                    EXHIBIT B

                           [Form of Repayment Notice]


To Serologicals Corporation:


          The undersigned registered holder (the "Payee") of the Note in the principal amount indicated below and bearing the certificate number indicated below (the "Note"), hereby irrevocably exercises his right to call for repayment the principal amount of the Note indicated herein, in accordance with the terms of the Note, and directs that a check in payment therefor be issued and delivered to the Payee unless a different name has been indicated below.
If a check is to be issued in the name of a person other than the Payee (such person being referred to as the "Transferee"), the Note must be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company and duly executed by the undersigned, and the undersigned will pay all transfer taxes payable with respect thereto. In addition, the Transferee must sign this notice. All capitalized terms used in this notice and not otherwise defined shall have the respective meanings ascribed to them in the Note.


Principal amount of Note to be called for repayment: $________________ Certificate Number of Note: __


Print name, address (including zip code) and social security or other taxpayer identification number of the person in whose name a check will be issued:


_________________________________

_________________________________

_________________________________
                   (Zip Code)

_________________________________
Social Security or other
Taxpayer Identification
Number


Dated:___________________________       _______________________
                                        Signature of Noteholder


Dated:___________________________       _______________________
                                        Signature of Transferee